Exhibit 10.1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SECOND AMENDED AND RESTATED

EXCLUSIVE PATENT LICENSE AGREEMENT

BETWEEN ·

PHASERX, INC.

AND

UNIVERSITY OF WASHINGTON

FOR

MEMBRANE DISRUPTIVE POLYMERS

UW COMOTION REF.  37984A

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

TABLE OF CONTENTS

1.	Definitions	1
2.	Term	6
3.	Grant of License	6
4.	Applications and Patents	9
5.	Commercialization	11
6.	Payments, Reimbursements, Reports, and Records	12
7.	Infringement	14
8.	Termination	16
9.	Release, Indemnification, and Insurance	18
10.	Warranties	20
11.	Limitation of Remedies	21
12.	Amendment and Waiver	21
13.	Assignment	22
14.	Applicable Law	22
15.	Confidentiality	22
16.	Disputes	23
17.	Consent and Approvals	24
18.	Construction	25
19.	Enforceability	25
20.	Entire Agreement; No Third-Party Beneficiaries	25
21.	Language and Currency	25
22.	Notices	25
23.	Patent Marking	26
24.	Publicity	26
25.	Relationship of Parties	26
26.	Security Interest	26
27.	Survival	26
28.	Forum Selection	26
Exhibit A		28
Exhibit B		40
Exhibit C		41

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXCLUSIVE PATENT LICENSE AGREEMENT

THIS SECOND AMENDED AND RESTATED AGREEMENT ("Agreement") is dated and effective as of the date of last signature, and is made by and between the University of Washington, a public institution of higher education and an agency of the state of Washington (the "University"), and PhaseRx, Inc., incorporated under the laws of the state of Delaware (the "Company"), collectively the "Parties".  This Agreement amends and restates in its entirety the Amended and Restated Exclusive Patent License Agreement dated and effective as of January 20, 2016 between University and Company, which amends and restates in its entirety the Exclusive Patent Agreement dated and effective as of December 6, 2006 (the "Effective Date") between University and Company, as previously amended.

Purpose

The University and University of Massachusetts ("UMass") own the right to license to others certain rights to the Licensed Patents, as that term is defined and used in this Agreement.  University and UMass have entered into an interinstitutional agreement dated May 14, 2005 whereby University will manage their joint interests in the Licensed Patents on behalf of both institutions.  University will provide an unredacted copy of this Agreement to UMass.

The Company co-owns certain inventions claimed in the Licensed Patents and desires that the University grant it a license to use, develop, and commercialize the inventions claimed in the Licensed Patents to the extent they are owned or co-owned by the University.  The University is willing to grant such a license on the terms set forth below.

NOW, THEREFORE, the Parties agree that:

1.             Definitions.  For purposes of interpreting this Agreement, the following terms shall have the meanings ascribed to them below in this Article:

1.1.          "Affiliate" means any entity which controls, is controlled by or is under common control with a Party.  An entity shall be regarded as in control of another entity for purposes of this definition if it owns or controls more than ninety percent (90%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

1.2.          "Confidential Information" means any information or materials (biological, chemical, or otherwise) not generally known to the public, including any information comprised by those materials, in each case to the extent disclosed by one Party to the other Party in writing and marked "Confidential" (or disclosed orally and confirmed in writing as confidential within thirty (30) days following such disclosure), and including without limitation, non-public Licensed Technology.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.3.          "Event of Force Majeure" means an unforeseeable act that wholly prevents a Party from performing one or more of its material duties under this Agreement and that was outside of the reasonable control of the Party.  An Event of Force Majeure includes acts of war or of God, insurrection and riot, and labor strikes.  An Event of Force Majeure shall not mean a Party's inability to obtain a Third Party's consent to any act or omission.

1.4           "Field of Use" means drug delivery, human therapeutics, human prophylactics and research reagents used for the in vitro and in vivo delivery and/or uptake of any entity including, but not limited to, polymers, particles, nucleic acids, proteins, peptides and/or other molecules into cells, tissues, or organs.  The Field of Use excludes all other uses including diagnostics and in vitro molecular assays and separations for diagnostic and/or research reagent applications.

1.5.          "Know-How" means technical facts, data, or advice, oral or written (in the form of information contained in patents and patent applications, reports, letters, drawings, specifications, testing procedures, training and operational manuals, bills of materials, photographs and related materials) and/or any tangible materials not set forth in the Licensed Technology, together with University's proprietary rights in the same, in each case that: (i) were developed in the laboratory of Patrick Stayton or Allan Hoffman at the University of Washington; (ii) relates to the Licensed Technology in existence as of the Effective Date at the time of this Agreement; (iii) were developed before the Effective Date; (iv) are owned by and in the possession of University; and (v) are not covered by rights to any Third Party that would prevent delivery to the Company.

1.6.          "Licensed Patents" means the patents and patent applications described in Section A1.6 of attached Exhibit A.  Licensed Patents also include any further related patent issued during the term of this Agreement by the United States Patent and Trademark Office or any like foreign body with respect to a patent application that is part of Licensed Patents, as well as any reissues, reexaminations, continuations, continuations-in-part (but only those claims in such continuations-in-part that are sufficiently supported by a patent application included in Exhibit A so as to be entitled to the benefit of a priority date of such supporting patent application), divisionals, substitutions and extensions of Licensed Patents.  "Licensed Patents" shall also include any patents or patent applications arising from currently unpatented University Disclosures as provided in Section A1.8 of attached Exhibit A.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.7.          "Licensed Product" means any product or good in the Field of Use that is made by, made for, sold, transferred, or otherwise disposed of by the Company or its Sublicensees during the term of this Agreement and the Post-termination Period and that, but for the granting of the rights set forth in this Agreement, would infringe (including under the doctrine of equivalents) one or more Valid Claims in a Licensed Patent, including any Valid Claims in pending patent applications, or any product or good that is made using a process or machine that is covered by a Valid Claim in a Licensed Patent including patent applications.  Licensed Product includes Licensed Therapeutic Products.  For clarity, it is understood and agreed that a Valid Claim in a pending patent application will be deemed to have been infringed for purposes of this definition if it would have been infringed were it to have been issued at the time of the activity.  The term "Licensed Product" also means any service provided by Company or its Sublicensees that incorporates all or any portion of a product that would be a Licensed Product.  Unless the Parties otherwise agree in writing, the term Licensed Product refers only to products and goods manufactured, made, sold, transferred, or otherwise disposed of during the term of this Agreement.

1.8.          "Licensed Technology" means collectively the inventions claimed in each Licensed Patent, including any patents or patent applications arising from currently unpatented University Disclosures listed in Section A1.8 of attached Exhibit A of this Agreement as of the Effective Date of this Agreement.

1.9.          "Material Sublicensee" means a Sublicensee to whom Company has granted a right to (i) make and sell any Licensed Product or (ii) sell any Licensed Product, provided that such Sublicensee is responsible for marketing of such Licensed Product within its sales territory.  Notwithstanding the foregoing, any Sublicensee to whom Company has granted a right of first negotiation, option or similar right that would, if exercised, result in such Sublicensee satisfying the criteria set forth in the preceding sentence, shall be deemed a Material Sublicensee for purposes of Sections 1.22, 3.1.2, 5.3, 8.3.2, and 9.5.1 of the Agreement prior to such exercise for so long as such right of first negotiation, option or similar right remains exercisable by such Sublicensee.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.10.        "Net Sales" means the gross amount invoiced for sales, leases, and other dispositions of Licensed Products by Company or its Sublicensees, less (i) all trade, quantity, and cash discounts, including credits provided based on sales of Licensed Products, refunds or government rebates, in each case actually granted, (ii) all credits and allowances actually granted due to rejections, returns, billing errors, chargebacks and retroactive price reductions, (iii) packaging, handling fees and prepaid freight, in each case to the extent separately invoiced, and (iv) duties, excise, sale and use taxes, and other governmental charges (including value added taxes) in each case to the extent actually incurred and not reimbursed.  Notwithstanding the foregoing, provided that all collection of outstanding debt by Company or Sublicensee, or on behalf of Company or Sublicensee, is attributed to the specific products or service for which such debt was incurred such that royalties due can be and are calculated for such products or services, then Net Sales will be calculated based upon gross amounts received by Company rather than on gross amounts invoiced.  Where, in addition to the Licensed Product, other active products or active processes are sold in combination with Licensed Product as a single unit (combination product), the Net Sale shall be determined by multiplying the gross invoiced amounts for each such combination product by a fraction, the numerator of which shall be the established market price for the Licensed Products contained in the combination product and the denominator of which shall be the sum of the established market price for the Licensed Products plus the established market price of the other active components contained in the combination products. When such separate market prices are not established in any particular country, the Parties shall negotiate in good faith to determine a fair and equitable method of calculating Net Sale in that country for the combination product in question.  Net Sales will not include transfers made between Company and any Sublicensee for resale to Third Parties, but shall include resale to such Third Parties. In the event that Company transfers Licensed Products to an Affiliate or Sublicensee and such Licensed Product is subsequently used by such Affiliate or Sublicensee for a commercial purpose including internal research and development unrelated to the development of Licensed Products, the "Net Sales Price" for such transferred units of Licensed Product for purposes of this Agreement shall be equal to the price the Company charges non-Affiliate Third Parties for the Licensed Product or if the Company does not offer to sell the Licensed Product to the public, the price charged by the Company for a product of similar kind, quality, and quantity. For purposes of clarity, it is understood and agreed that Net Sale will not include amounts received for Licensed Products used in clinical trials when supplied at a substantially discounted price, used for research related to the development of Licensed Products where no sale occurs, supplied as commercial samples, or as charitable or humanitarian donations when supplied without charge.

1.11.        "Payment" means a payment to be made by the Company to the University specified in Section 6.1 of this Agreement and described in Section A6.1 of attached Exhibit A.

1.12.        "Performance Milestone" means an act or event specified in Section 5.1 of this Agreement and described in Section A5.1 of attached Exhibit A.

1.13.        "Post-termination Period" means the one hundred eighty (180) day period commencing on the date of termination of this Agreement.

1.14         "Qualified Funding" means Three Million Dollars ($3,000,000.00 US) in funding, such funding to include income from all sources, including but not limited to grants, research agreements, private investments corporate and/or venture financing, sublicensing revenue, and gross income from product sales.

1.15         "Seed Funding" means Three Hundred Thousand Dollars ($300,000.00 US) in funding, such funding to include income from all sources, including but not limited to grants, research agreements, private investments corporate and/or venture financing, sublicensing revenue, and gross income from product sales.

1.16         "Sublicense" means the grant by Company to a Third Party of any license, option, first right to negotiate or other right under the Licensed Patent and/or Licensed Technology, in whole or in part.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.17         "Sublicensee" means a Third Party, including an Affiliate, holding a Sublicense under the Licensed Patent and/or Licensed Technology. Notwithstanding the foregoing, "Sublicensee" shall specifically exclude Distributors.

1.18         "Sublicensing Consideration" means any and all consideration, including but not limited to upfront fees, milestone payments, maintenance fees, non-cash consideration, and premiums over Fair Market Value of stock, but excluding running royalties (see below Section 6.1), received by Company or by Sublicensees who are Affiliates, from non-Affiliate Sublicensees in consideration for the grant of a Sublicense under this Agreement.  For avoidance of doubt, Sublicensing Consideration shall not include (i) proceeds reasonably attributable to bona fide debt financing or the sale of securities (other than any premiums over Fair Market Value), and (ii) payments to the Company or its Affiliate by such Sublicensees for the performance of bona fide product development work, research work, clinical studies and the pursuit of regulatory approvals, in each case to the extent such research, development and regulatory activities are performed pursuant to and as supported by an express agreement, and such payments are at reasonable and customary fully-burdened rates.  "Fair Market Value" means the average price that the security in question is publicly trading at for twenty (20) days prior to the announcement of its purchase by the Sublicensees, or, if the security is not publicly traded, the value of such stock as determined in good faith by board of directors of the Company.

1.19.         "Territory" means worldwide.  Notwithstanding the foregoing, the Parties acknowledge that the inventions disclosed in University disclosure 7279 (listed as UW Docket No. 43581 in Section A1.6 of attached Exhibit A) were funded through a grant from the Bill and Melinda Gates Foundation (the "Grant"), and that accordingly, with respect to University disclosure 7279, and any resultant patents based upon such disclosure, "Territory" shall be limited to the United States, Canada, Australia, Japan, the United Kingdom, Germany, France, Spain, Italy, Switzerland, Austria, Portugal, Greece, Belgium, the Netherlands, Denmark, Norway, Sweden and Finland, and such other countries throughout the world with respect to which University is not precluded, under obligations resulting from the Grant, from granting to Company a license in the Field of Use.

1.20         "Third Party" means all individuals or entities other than University and Company.

1.21         "Valid Claim" means the claims of unexpired issued patents that have not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken.  Valid Claim will also include the claims of pending patent applications, provided such claims have not been pending for more than five (5) years following the Effective Date of this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.22         "Distributor" means a Third Party to whom Company, or its Material Sublicensees have granted rights solely to resell Licensed Product, and from whom Company, its Affiliates and their Material Sublicensees receive no further consideration for such sale of Licensed Products (including but not limited to royalties and/or commissions) beyond the initial transfer price received upon such sale to such Third Party.  Distributor specifically excludes any Third Party which controls, is controlled by or is under common control with Company, its Affiliates or their Material Sublicensees.  Control for purposes of this Section 1.22 means an entity that owns or controls more than fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority.

1.23         "Licensed Therapeutic Products" means Licensed Products with applications in drug delivery, human therapeutics, human prophylactics and research reagents used for the in vitro and in vivo delivery and/or uptake of any entity including, but not limited to, polymers, particles, nucleic acids, proteins, peptides and/or other molecules into cells, tissues, or organs.

2.             Term.     The term of this Agreement shall commence on the Effective Date and, unless terminated earlier as provided below in Article 8, this Agreement shall expire on the date on which no Licensed Patent is valid and subsisting or pending in any country in the Territory.  Following expiration of this agreement due to expiration of all Licensed Patents (but not for an earlier termination), University agrees that Company's non-exclusive license under the Know-How shall survive on a fully paid-up basis.

3.             Grant of License.

3.1.          The Company's Rights.

3.1.1.          Subject to the terms and conditions of this Agreement, the University hereby grants to the Company, and the Company hereby accepts, an exclusive license under the Licensed Patents and Licensed Technology, and a non-exclusive license under the Know-How, in each case to (i) make, use, offer to sell or sell, offer to lease or lease, import, or otherwise offer to dispose or dispose of Licensed Products, (ii) practice any method, process or procedure, and (iii) otherwise exploit the Licensed Patents, Licensed Technology and Know-How; and to have any of the foregoing performed on its behalf by a Third Party, in each of cases (i), (ii) and (iii) above to be solely within the Field of Use and in the Territory.  For purposes of clarity, no provision of this Agreement shall be construed to grant the Company, by implication, estoppel or otherwise, any rights other than the rights expressly granted it in this Agreement, to the Licensed Technology, a Licensed Patent, or to any other University-owned technology, patent applications, or issued patents.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.1.2.          Company and Material Sublicensees shall have the right, exercisable from time to time during the term of this Agreement, to Sublicense their rights under this Agreement.  The Company shall not enter into such agreement with any Sublicensee if the terms of the agreement are inconsistent in any respect with the terms of this Agreement including without limitation Sections 5.2, 5.4, 6.3, 8.3, 9.5, 10.4, 11.3 and 6.4.2 of this Agreement.  Company will provide University copies of any Sublicense agreement entered into with a Material Sublicensee within thirty (30) days of its execution, provided that University agrees that Company may redact from any such Sublicense agreement any financial or other terms completely unrelated to the sublicensing of Licensed Patents and Licensed Technology, provided that Company agrees to provide University with a general description of the type and nature of the materials that have been redacted from the agreement.  Any term in a Sublicense agreement required for University to assess the value of compensation provided in return for such Sublicense may not be redacted, even if such term involves intellectual property that is not University intellectual property.  If University disputes the right of the Company to make a redaction, University shall have the right to view an unredacted copy of such Sublicense to verify that such term is completely unrelated to University intellectual property, but shall not keep a copy of such unredacted Sublicense.  Company is not required to provide copies of any Sublicenses entered into with Sublicensees that are not Material Sublicensees, provided that Company includes the names of such Sublicensees, and a general description of the nature of each such Sublicense in its reports submitted to University pursuant to Sections 5.3 and 6.3, and provided that Company will permit University to view a copy of any such Sublicense within thirty (30) days of request from University, provided further that University shall not keep a copy of such Sublicense.  Any Sublicense attempted to be made or made in violation of this Section shall be void and shall constitute an event of default under Section 8.1.1 of this Agreement.

3.1.3.          The Company, without the prior approval of the University, may assign all, but no less than all, its rights and delegate all its duties under this Agreement to another if the assignment is made (i) to an Affiliate, or (ii) as a part of and in connection with (A) the sale by the Company to a purchaser of all or substantially all of its assets or business to which this Agreement relates, (B) the sale, transfer, or exchange by the shareholders, partners, or equity owners of the Company of a majority interest in the Company to a single purchaser, or (C) the merger of the Company into another corporation or other business entity.  Company shall provide University with written notice of the assignment within thirty (30) days of the effective date of such assignment.  Any assignment attempted to be made or made in violation of this Section shall be void and shall, without further act, cause the immediate termination of this Agreement.  Any assignment or delegation shall not release the assigning or delegating Party from its obligations under this Agreement accruing prior to such assignment, grant of a Sublicense, or delegation without the express written consent of the University.

3.2.          The United States Government's Rights.  The University acknowledges that, to the best of its knowledge, the Licensed Technology was funded, in whole or in part, by the federal government of the United States of America. The Parties acknowledge and agree that the federal government of the United States of America has certain rights in and to any government funded Licensed Technology as those rights are described in Chapter 18, Title 35 of the United States Code and accompanying regulations, including Part 401, Chapter 37 of the Code of Federal Regulations, and that the Parties' rights and obligations under this Agreement to any government-funded Licensed Technology, including the grant of license set forth above in Section 3.1.1, are subject to the applicable terms of the aforementioned United States laws.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.3.          The University's Rights. The University and UMass retain an irrevocable, nonexclusive license to make, have made, and use products, processes, and other subject matter covered by the Licensed Patents or the Licensed Technology for research, medical, instructional, or any other academic purpose.  Expressly included within this University and UMass reservation of rights is the right (i) to use the Licensed Patents and/or Licensed Technology in sponsored research or collaborative research with any Third Party, and (ii) to grant material transfer agreements or licenses for academic purposes to non-profit entities. University and UMass also have the right to publish any information included in the Licensed Patents, Licensed Technology, Know-How or any other information that may result from University's research.

3.4           Transfer of Know-How.  Subject to the University approval, Company may request validation amounts of materials related to the practice of Licensed Patents to be supplied by University through the lab of either Dr. Stayton or Dr. Hoffman. Such request shall detail specific materials, specific amounts, and purpose of such transfer. Company acknowledges that University approval of such transfer of such material may require additional approvals or conflict of interest reviews.  Approval will be on a case by case basis. Following such approval, material will be transferred using the material transfer agreement attached as Exhibit C, or as otherwise mutually agreed to between the Parties.

3.5           Option. The University hereby grants Company, for Licensed Patents and Licensed Technology included in University Ref# 2744 (listed as UW Docket No. 41887 in Section A1.6 of attached Exhibit A), which includes all patents and applications in Licensed Patents as of the Effective Date of this Agreement, an exclusive fully paid-up option ("Option") to include within this Agreement all fields of use outside the Field of Use, including for human diagnostic applications ("Additional Field of Use").  The Option shall be for [****] from the Effective Date of this Agreement, with the ability to extend the Option for [****] upon written agreement of both Parties ("Option Term").  Company's license in such Additional Field of Use shall be subject to a reasonable development plan and diligence plan for such Additional Field of Use, to be supplied following the exercise of such Option and concurrent with the negotiation of terms for Company's license to such Additional Field of Use. Following exercise of Company's Option under this Agreement, the Parties shall negotiate in good faith for up to [****] days to execute a license on commercially reasonable terms for such Additional Field of Use.  Following the expiration of this [****] day period, if no license is signed for the Additional Field of Use between the University and Company, the University shall be free to license its rights in the Additional Field of Use elsewhere at its sole discretion, and shall have no further obligations to Company with respect to this Option. Notwithstanding the foregoing, the University shall perpetually retain the right to grant non-exclusive licenses under the Licensed Patents in the Additional Field of Use for the development of diagnostic products for use in the developing world consistent with any University obligations pursuant to funding from The Bill and Melinda Gates Foundation.  For avoidance of doubt, this Option is not for Licensed Technology, or any future patents or patent applications included in University Ref# 7279, 7387 or 7568 (listed as UW Docket Nos. 43581, 43721, and 43939, respectively, in Section A1.6 or A1.8 of attached Exhibit A).

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.             Applications and Patents.

4.1.          Cost Reimbursement. The Company shall pay, or reimburse the University for paying, all reasonable and necessary costs (including attorneys' and application fees) incurred prior to, on, or after the Effective Date to apply for, prosecute, enforce, and maintain each Licensed Patent, including patent applications, as provided in attached Section A4.1 of attached Exhibit A, or any patents or patent applications arising from currently unpatented University Disclosures as provided in Section A1.8 of attached Exhibit A, including the costs of interferences, oppositions, re-examinations, and patent litigation. Subject to terms set forth in Section A4.1, within thirty (30) days of its receipt of the University's invoice for reimbursable expenses, the Company shall deliver to the University payment in the amount of such invoice.  The Parties acknowledge that the amount of such expenses incurred prior to the Effective Date is One Hundred Twenty Eight Thousand Five Hundred Eighteen and 23/100 dollars ($128,518.23 US).  At no point during the term of this Agreement shall University be under any obligation to incur any patent expenses for which Company is not currently reimbursing University.  University may, at its discretion, require advance payment for any patent activities requested by Company prior to issuing instructions to University patent counsel to undertake such activities.  Under no circumstances shall University be obligated to instruct counsel to undertake activities for which advanced payment has been requested from Company, but not received by University

4.2.          Pre-Agreement Patent Filings. The Company represents that, as of the Effective Date, it has not and does not manufacture, have manufactured, offer to sell, sell, offer to lease, lease, or import (a) any product or good that infringes (including under the doctrine of equivalents) a claim in any Licensed Patent including patent applications, or (b) any product or good that is made using a process or machine that infringes (including under the doctrine of equivalents) a claim in a Licensed Patent including patent applications.

4.3.          Patent Application Filings During the Term of This Agreement.

4.3.1.          The University retains the sole and exclusive right to file or otherwise prosecute all patent applications within the Licensed Patents using counsel of University's choice. Provided Company is reimbursing University for ongoing patent expenses, Company may request University choose new counsel should Company become dissatisfied with current counsel, such change in counsel not to be unreasonably withheld by University.  In no event shall the Company file a patent application with respect to the Licensed Technology which was invented solely by the University.  The Company shall cooperate with the University in the filing and prosecution of all patent applications within the Licensed Patents. Where Company files a patent application that has a UW employee as an inventor in addition to inventors that are under obligation to assign patent rights to Company, such patent application shall be reported to the University immediately upon filing, and University shall receive a copy.  Should the University assert that it is the proper assignee of such UW employee's ownership interest in such patent application under the University's then current policies, Company shall add the University as an assignee, copy University on all patent office correspondence, allow University to comment on prosecution, and provide University notice of any application or patent that is to be abandoned such that University can choose to continue prosecution/maintenance at its option until such time as it is determined (either by law or mutual agreement of the Parties) that the University is not the proper assignee of such UW employee's rights.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.3.2.          Subject to Section 4.1, Company may request that University prosecute Licensed Patents in foreign countries, if available and if Company so desires. Company will notify University of its desire to obtain or maintain foreign patents not less than ninety (90) days prior to the deadline for any payment, filing or action to be taken in connection therewith. Any such notice concerning a foreign patent filing must be in writing, and must identify the countries in which Company wishes patent protection to be sought. Such notice shall be deemed confirmation of the Company's obligation to pay such costs associated with such patent filings.  The absence of such a notice from the Company to University will be considered an election by Company not to obtain the particular foreign rights at issue.

4.3.3.           Subject to Section 4.1, the University shall take all commercially reasonable steps to cause patents and patent applications within Licensed Patents to be diligently prosecuted and maintained. The University shall (i) instruct counsel to copy Company on all correspondence with domestic and foreign patent authorities regarding the Licensed Patents, and upon request of Company, will take such other reasonable steps as may be necessary to cause such counsel to comply with such instructions, and (ii) provide Company with copies of all invoices from University's patent counsel for the filing, prosecution and maintenance of the Licensed Patents, and (iii) consult with the Company on the prosecution of the patent application. Company's suggestions and requests regarding patent prosecution shall be reasonably considered and included to the extent not detrimental to University's intellectual property rights.  Subject to Company making arrangements to reimburse University for the entire cost of direct consultation with the University counsel, Company shall have the right to speak with such counsel directly, provided University shall have the right to be included in such communication.

4.3.4.          In the event the University and the Company do not reach an agreement as to whether a patent application with respect to the Licensed Technology should be filed in a particular country, the University may, but shall have no duty or obligation hereunder to, file and prosecute such patent application at its own expense.

4.3.5.          No provision of this Agreement limits, conditions, or otherwise affects the University's right to prosecute a patent application within the Licensed Patents in any country.

4.4.          Maintenance of Licensed Patents. Subject to Section 4.1, the University shall take all commercially reasonable steps to cause each Licensed Patent to remain or be valid and subsisting.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.5.          Ownership of the Licensed Patents and Patent Applications. No provision of this Agreement grants the Company any rights, titles, or interests (except for the grant of license in Section 3.1.1 of this Agreement) in the Licensed Patents including patent applications, notwithstanding the Company's payment of all or any portion of the patent prosecution, maintenance, and related costs.

5.             Commercialization.

5.1.          Commercialization and Performance Milestones. The Company shall use its commercially reasonable efforts, consistent with sound and reasonable business practices and judgment, to commercialize the Licensed Technology and to manufacture and offer to make and sell Licensed Products as soon as reasonably practicable and to maximize sales thereof. Unless excused by the occurrence of an Event of Force Majeure during the term of this Agreement, the Company shall perform, or shall cause to happen or be performed, as the case may be, all the performance milestones described in Section A5.1 of attached Exhibit A.  For purposes of clarity, it is understood and agreed that with respect to the diligence obligations set forth in this Agreement, including without limitation the obligations described in this Section 5.1 and Section A5.1 of attached Exhibit A, such obligations may be satisfied by Company directly, or by Company's Sublicensees.

5.2.          Covenants Regarding the Manufacture of Licensed Products. The Company hereby covenants and agrees that the manufacture, use, sale, or transfer of Licensed Products shall comply with all applicable federal and state laws, including all federal export laws and regulations.  The Company hereby further covenants and agrees that, to the extent required under 35 United States Code Section 204, it shall, and it shall cause each Sublicensee, to substantially manufacture in the United States of America all products embodying or produced through the use of an invention that is subject to the rights of the federal government of the United States of America.

5.3.          Commercialization Reports. Within thirty (30) days of December 31 of each year following the first anniversary of the Effective Date and continuing until such time as Company (either directly or through its Sublicensee) begins providing University with sales reports pursuant to Section 6.3 below, the Company shall deliver to the University written reports of the Company's and its Material Sublicensees' efforts and plans to commercialize the Licensed Technology and to manufacture, offer to sell, or sell Licensed Products.  In such written report, Company will provide University a general description of the activities of Company and each Material Sublicensee.  Company further agrees in the case of Sublicenses granted to Sublicensees that are not Material Sublicensees, that Company will provide University with the name of the Sublicensee and general description of the general type of work (e.g., contract manufacturing, monitoring of clinical trials, etc.) being performed under each such Sublicense.  Company's inability to disclose any plans of its Sublicensees shall not relieve the Company of its obligations to demonstrate its compliance with its diligence obligations under Section 5.1 above including for each of the commercialization and performance milestones described in Section A5.1 of attached Exhibit A, each commercialization report shall include sufficient information to demonstrate compliance of those milestones and shall set out timeframes and plans for those milestones which have not yet been met.  Company further agrees to include in each such commercialization report a list of all Sublicenses granted by Company during the preceding calendar year.  Upon University's request, Company shall provide a list of wholesalers and resellers with rights to sell Licensed Product. Company further agrees that it will provide University a verbal and in-person update as to progress against milestones every three (3) months until such time as Company has achieved Qualified Funding.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.4.          Use of the University's Name and Trademarks or the Names of University Faculty, Staff, or Students.  Except as provided below, no provision of this Agreement grants the Company or Sublicensee any right or license to use the name or trademarks of the University, UMass, or the names or identities of any member of the faculty, staff, or student body of the University or UMass. The Company shall not use and shall not permit its Sublicensees to use any such trademarks, names, or identities without prior written approval by an authorized representative of the respective institutions. Notwithstanding the foregoing, Company may use the name University of Washington and University of Massachusetts (i) in discussions with, and disclosures to, investors, potential investors, advisors, partners, potential acquirers and Affiliates of Company, and (ii) disclosures required by securities laws and in other regulatory and administrative filings in the ordinary course of Company's business, in each case so long as the use of University's and UMass' name by Company is limited to statements of fact and is not used in a manner to suggest or imply endorsement by University or UMass of Company or of any Licensed Product.

6.             Payments, Reimbursements, Reports, and Records.

6.1.          Payments.  The Company shall deliver to the University the payment or payments specified in Section A6.1 of attached Exhibit A.  The Company shall make such payments by check, wire transfer, or any other mutually agreed-upon and generally accepted method of payment.  All checks to the University shall be made payable to "University of Washington" and shall be mailed to the address specified in Article 22 of this Agreement.  Upon request, the University shall deliver to the Company written wire transfer instructions.

6.2.          Late Payments.  Company agrees to pay a late fee for all amounts owed to the University that are overdue by thirty (30) days or more.  The late fee shall be computed at an effective annual rate equal to the United States prime rate plus [****], compounded monthly, as set forth by The Wall Street Journal (Western edition) on the date on which such payment is due, of the outstanding, unpaid balance.  The payment of such a late fee shall not foreclose or limit University from exercising any other rights it may have as a consequence of the lateness of any payment.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.3.          Sales Reports.  Within sixty (60) days after the last day of a calendar quarter, beginning with first commercial sale of Licensed Product and continuing through the term of this Agreement and the Post-termination Period, the Company shall deliver to the University a written sales report (a copy of the form of which is attached as Exhibit B) recounting the number and Net Sales amount (expressed in U. S. dollars) of all sales, leases, or other dispositions of Licensed Products, whether made by the Company or any Sublicensee, during such calendar quarter.  The Company shall deliver such written report to the University even if the Company is not required hereunder to pay to the University a payment for sales, leases, or other dispositions of Licensed Products during the calendar quarter.

6.4.          Records Retention and Audit Rights.

6.4.1.          Throughout the term of this Agreement and the Post-termination Period and for three (3) years thereafter, the Company, at its expense, shall keep and maintain and shall cause each Sublicensee to keep and maintain complete and accurate records of all sales, leases, and other dispositions of Licensed Products during the term of this Agreement and the Post-termination Period and all other records related to this Agreement.

6.4.2.          The University, at its expense except as set forth below in this Section, shall have the right to inspect and audit the Company's records referred to in Section 6.4.1 hereof at the Company's address as set forth in Article 22 of this Agreement or such other locations as the Parties shall mutually agree during the Company's normal business hours.  The frequency of such inspection and audit shall be at the University's discretion, but no more than once per calendar year.  The University shall have the right to determine the Company's compliance with the terms of this Agreement. The Company shall reimburse the University for all its out-of-pocket expenses to inspect and audit such records if the University, in accordance with the results of such inspection and audit, determines that the Company has underpaid amounts owed to the University by at least [****] in the audited period. The Company shall cause each Affiliate Sublicensee (and shall use reasonable efforts to cause all other Sublicensees) to grant the University a right to inspect and audit such Sublicensee's records, such right of inspection and audit to be substantially similar to the rights granted the University in this Section.  To the extent that Company does not have the right to grant University the right to audit such non-Affiliate Sublicensees' books and records hereunder, Company shall obtain for itself such right and, at the request of University, Company shall exercise such audit right with respect to such non-Affiliate Sublicensees using auditors reasonably acceptable to University and provide the results of such audit for inspection by University pursuant to this Section 6.4.2, such results to be sufficient for University to confirm amounts owed to University in connection with such Sublicense.  In connection with, and prior to the commencement of, an audit, if the Company so requests in writing to the University, the Company, the University and the auditor shall enter into an agreement on standard and customary terms prohibiting the auditor and the University from disclosing the Company's nonpublic, proprietary information to any Third Party without the Company's prior written consent; provided, however, that consistent with generally accepted auditing standards and the auditor's professional judgment, the auditor may disclose such information to the University and its agents, counsel, or consultants.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.5.          Currency and Checks. All computations and payments made under this Agreement shall be in United States dollars.  The exchange rate for the currency into dollars as reported in the Wall Street Journal as the New York foreign exchange mid-range rate on the last business day of the month in which the transaction was entered into shall be used for determining the dollar value of transactions conducted in non-United States dollar currencies.

7.              Infringement.

7.1.          Third-Party Infringement of a Licensed Patent.

7.1.1.          Notice of Third Party's Infringement.  In the event a Party learns of substantial, credible evidence that a Third Party is making, using, or selling a product in a Field of Use in the Territory that infringes a Licensed Patent, such Party promptly thereafter shall deliver written notice of the possible infringement to the other Party, describing in detail the information suggesting infringement of the Licensed Patent.

7.1.2.          Legal Action to Enforce a Licensed Patent.  Upon the delivery of the notice described in Section 7.1.1 of this Agreement, the Company and the University shall discuss the steps and acts they shall take to investigate the matter, to cause the Third Party to cease infringing a Licensed Patent, and to seek compensation for the acts of infringement and reimbursement for related costs and expenses. Company shall have the first right to commence an action to enforce a Licensed Patent.  If necessary to the suit, the University agrees to be joined as a party plaintiff provided that Company shall reimburse the University for all reasonable legal fees and costs incident thereto.  If Company fails, within ninety (90) days of a request by University to take action to stop infringement of the Licensed Patents within the Field of Use, to secure cessation of the infringement, institute suit against the infringer, or to provide to University satisfactory evidence that Company is engaged in bona fide negotiations for the acceptance by infringer of a Sublicense in and to relevant patents in Licensed Patents for the Field of Use, then University may, upon written notice to Company, assume full right and responsibility to secure cessation of the infringement, or institute suit against the infringer.  If University in accordance with the terms and conditions of this Agreement chooses to institute suit against an alleged infringer, University may bring such suit in its own name (or, if required by law, in its and Company's name) and at its own expense, and Company shall, at University's expense for Company's direct associated expenses, fully and promptly cooperate and assist University in connection with any such suit. Any and all license fees, royalties, damages, awards, or settlement proceeds shall first be applied to reimburse the enforcing Party's out-of-pocket expenses and then the non-enforcing Party's out-of-pocket expenses.  If Company initiated and prosecuted, or maintained the defense of, the action, the amount of any recovery remaining shall be retained by Company, except that any payment that constitutes consideration for sale of infringing Licensed Product shall be handled according to the provisions of Net Sales, and any payment that constitutes consideration of or the grant of a Sublicense shall be handled as Sublicensing Consideration.  If University initiated and prosecuted, or maintained the defense of, the action, the amount of any recovery remaining then shall be divided ten percent (10%) to Company and ninety percent (90%) to University.  The University shall not have an obligation under this Agreement to commence or maintain such an action.  No provision of this Agreement shall limit, condition, or otherwise affect a Party's statutory and common-law rights to commence an action to enforce a Licensed Patent.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

7.2.          The Company's Alleged Infringement of a Third Party's Rights.

7.2.1.          Notice and Investigation of Alleged Infringement.  In the event the Company receives written notice (or is informed by a Sublicensee or customer that they have received written notice) from a Third Party charging that Company's (or a Sublicensee's) practice of Licensed Patents to manufacture, sell, lease, or otherwise dispose of a Licensed Product infringes the patent rights of such Third Party, the Company promptly thereafter shall deliver written notice of such notification to the University.

7.2.2.          Settlement and Defense. As between the Parties to this Agreement, Company will be entitled to control the defense in any such actions.  If Company is required to pay a royalty (including any amounts for past royalties) to a Third Party to make and/or sell a Licensed Product as a result of a final judgment or settlement, Company shall be entitled, pursuant to Section A6.1.5 of Exhibit A, to deduct such amounts from the royalties owing to University subject to the terms of Section A6.1.5. (Third Party Royalties Deduction) of Exhibit A.  For avoidance of doubt, Company shall not be entitled to recalculate past royalties paid to University or reduce ongoing royalty payments below [****] percent ([****]%) of Net Sales to compensate for past royalties due under a final judgment or settlement.  In no event shall the Company admit, allege or otherwise state in connection with the defense of a suit described in this Section orally or in any answer, request for admissions, interrogatories, deposition, affidavit, court testimony, court document (including motion papers and briefs), or any other document of whatever type that a Licensed Patent is invalid or that a claim in a Licensed Patent is invalid, unless the University has given its prior written consent.

7.3           In any suit, action or other proceeding in connection with enforcement and/or defense of the Licensed Patents, University agrees to cooperate with Company, including without limitation by executing such necessary documents as Company may reasonably request.  Upon the request of and, at the expense of Company, University agrees to use efforts reasonable to University to make available at reasonable times and under appropriate conditions necessary personnel, records, papers, information, samples, specimens and other similar materials in University's possession.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8.             Termination.

8.1.          By the University.

8.1.1.          If the Company breaches or fails to perform one or more of its duties under this Agreement, the University may deliver to the Company a written notice of default.  The University may terminate this Agreement by delivering to the Company a written notice of termination if the default has not been cured in full within sixty (60) days of the delivery to the Company of the notice of default.  If, however, Company disputes in good faith that the claimed breach exists, such 60 day period will not start to run until the earlier of (i) such dispute being resolved or (ii) such dispute having been through the dispute resolution process of Section 16.1 and 16.2.  If, prior to the expiration of the termination of such sixty (60) day period, Company files suit to prevent University from terminating this Agreement, such sixty (60) day period shall halt, and not resume until a decision on such suit is made by the court or such suit is abandoned.  Notwithstanding the foregoing, if University agrees that greater than sixty (60) days is required for Company to cure such breach, University shall consider in good faith the appropriate time required, and shall not begin such sixty (60) day period unless University believes Company is not moving forward in good faith to cure such breach in a timely fashion.

8.1.2.          The University may terminate this Agreement by delivering to the Company a written notice of termination at least ten (10) days prior to the date of termination if the Company (i) becomes insolvent at any time following the second anniversary of the Effective Date or seeks liquidation or dissolution; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency law, and such petition or proceeding if brought by a Third Party is not dismissed within ninety (90) days; (iii) a receiver or trustee is appointed to take possession, custody or control of all or part of Company's assets or property, unless such appointment occurs at the instigation of a Third Party and is dismissed within ninety (90) days; or (iv) makes a general assignment for the benefit of creditors.

8.2.          By the Company.  The Company may terminate this Agreement at any time by delivering to the University a written notice of termination at least sixty (60) days prior to the effective date of termination.

8.3.          Post-termination Period.

8.3.1.          Except as permitted in this Section 8.3.1, the Company shall not use, or permit others to use, the Licensed Technology or manufacture or have manufactured Licensed Products after the termination of this Agreement.  After the termination of this Agreement under Section 8.2 or the expiration of this Agreement, the Company may offer to sell and sell, offer to lease and lease, and otherwise offer to dispose of or dispose of Licensed Products in the Territory that were manufactured prior to the termination of this Agreement.  After termination of this Agreement under Section 8.1, the Company shall not offer to sell or sell, offer to lease or lease, or otherwise offer to dispose of or dispose of a Licensed Product in the Territory.  For purposes of clarity, the foregoing restrictions shall not apply in the event of an expiration of this Agreement.  With respect to any of the Licensed Technology and Licensed Patents co-owned by the Company and University, the foregoing shall not be construed to limit any of Company’s rights as a joint owner in the co-owned Licensed Technology and Licensed Patents.  For avoidance of doubt, nothing in this Agreement affects the legal rights of co-owners of Licensed Patents following termination of this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8.3.2.          At any time within thirty (30) days following termination of this Agreement, for whatever reason other than expiration, a Material Sublicensee may notify University that it wishes to enter into a direct license with University in order to retain its rights to the Licensed Patents, Licensed Technology and Know-How granted to it under its Sublicense.  Following receipt of such notice, University and Material Sublicensee shall promptly enter into a license agreement (the "New License Agreement"), the terms of which license agreement shall be substantially similar to the terms of the Sublicense granted by Company to such Material Sublicensee, including but not limited to sublicense scope, sublicense territory, and duration of sublicense grant; provided however, that the financial terms of each New License Agreement, including without limitation, the running royalty rate and milestone payments, shall be identical to the corresponding financial terms set forth in this Agreement, except that the New License Agreement shall provide for payment on a pro rata basis with all other Material Sublicensees choosing to take a direct license of (i) the minimum royalties due to University under this Agreement, (ii) the ongoing patent costs of the Licensed Patents as well as any unreimbursed past patent expenses with respect to the Licensed Patents due to University under this Agreement, and (iii) any other out of pocket expenses of University which Company is obligated to reimburse under this Agreement. University further agrees that each Material Sublicense granted by Company hereunder shall survive during the period commencing on termination of this Agreement and ending on the earlier of (1) the expiration of the thirty (30) day period as described above if the Material Sublicensee does not provide notice to University that it wishes to enter into the New License Agreement, or (2) the effective date of the New License Agreement between University and the applicable Material Sublicensee.  Notwithstanding the foregoing, each Material Sublicensee's right to enter into the New License Agreement shall be contingent upon:

   8.3.2.1           such Material Sublicensee informing University in writing pursuant to Article 22 (Notices), that it wishes to enter into a direct license with University, within thirty (30) days of termination of this Agreement with Company;

   8.3.2.2           such Sublicense being in good standing with University and such Sublicense not being the subject matter of a dispute with the University or Company;

   8.3.2.3           such Material Sublicensee being in compliance with its Sublicense agreement in all material respects;

   8.3.2.4           such Material Sublicensee using reasonable efforts to provide documentation requested by University to demonstrate Material Sublicensee meets compliance requirements as set out in this Section 8.3.2 within thirty (30) days of such request for documentation by University (or such longer period of time as University agrees is reasonable under the circumstances based on the nature and extent of the requested documentation);

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

   8.3.2.5           such Sublicense having been validly entered into pursuant to the terms of Section 3.1.2. of this Agreement; and

   8.3.2.6           no further obligations being imposed upon University as a result of the Sublicense becoming a direct license.

University may, at its sole discretion, waive any of these requirements.  If any condition of this Section 8.3.2 is not met, then University shall be free to license or not license Licensed Patents and Licensed Technology to such Sublicensee according to its sole discretion.

9.             Release, Indemnification, and Insurance.

9.1.          The Company's Release.  For itself and its employees, the Company hereby releases the University and UMass, and their regents, officers, employees, students, and agents forever from any and all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys' and investigative expenses) relating to or arising out of: (i) the manufacture, use, lease, sale, or other disposition of a Licensed Product by Company or any of Company's Sublicensees or assigns; or (ii) the assigning or sublicensing by Company of the Company's rights under this Agreement.

9.2.          The Company's Indemnification. Throughout the term of this Agreement and thereafter, the Company shall indemnify, defend, and hold the University and UMass, and their regents, officers, employees, students, and agents harmless from all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys' and investigative expenses) asserted by Third Parties (collectively, "Claims"), relating to or arising out of the manufacture, use, lease, sale, or other disposition of a Licensed Product by Company or by any Sublicensee, including, without limitation, breach of contract and warranty and products-liability claims relating to a Licensed Product and claims brought by a Sublicensee.  Notwithstanding the foregoing, Company shall have no obligation to indemnify University under this Section 9.2 with respect to Claims resulting from a breach by University of its warranties under Section 10.1 and 10.2 or from the gross negligence or willful misconduct of University and shall have no obligation to defend University against any allegations thereof.

9.3.          The University's Indemnification. Subject to the limitations on liability set forth in Article 11 of this Agreement, throughout the term of this Agreement and thereafter, the University shall indemnify, defend, and hold the Company and its directors, employees, and agents harmless from all Claims relating to or arising out of the University's negligent acts or omissions in connection with its performance of its obligations under this Agreement.  Notwithstanding the foregoing, University shall have no obligation to indemnify Company under this Section 9.3 with respect to Claims resulting from a breach by Company of its warranties under Section 10.1 or from the gross negligence or willful misconduct of Company and shall have no obligation to defend Company against any allegations thereof.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

9.4.          Procedure.  An indemnitee that intends to claim indemnification under this Article 9 shall: (i) promptly notify the indemnifying Party in writing of any Claim with respect to which the indemnitee intends to claim such indemnification; (ii) give the indemnifying Party sole control of the defense and/or settlement thereof, subject to indemnifying Party receiving prior written approval from the indemnified Party before entering into any settlement that would materially diminish the rights or interests of the indemnified Party; and (iii) provide the indemnifying Party, at the indemnifying Party's expense, with reasonable assistance and full information with respect to such Claim.  Notwithstanding the foregoing, the indemnifying Party shall have no obligations for any Claim if the indemnitee makes any admission against interest or settlement regarding such Claim, in the case of the indemnitee being the University or UMass or their regents, officers, employees, students, or agents, such admission being made by an officer of the University or UMass respectively, without the prior written consent of the indemnifying Party, which consent shall not be unreasonably withheld.

9.5.          The Company's Insurance.

9.5.1.          Prior to the first dosing of a human subject with Licensed Product, and throughout the term of this Agreement thereafter, Company shall maintain, and shall cause each Material Sublicensee to maintain, in full force and effect comprehensive general liability (CGL) insurance, with single claim limits reasonably acceptable to the University. Such insurance policy shall include coverage for claims that may be asserted by the University or UMass against the Company under Section 9.2 of this Agreement and for claims by a Third Party against the Company or the University or UMass arising (i) out of the purchase or use of a Licensed Product, or (ii) from human clinical trials of Licensed Products by Company or its Sublicensees.  Such insurance policy shall name the University and UMass, and any Sublicensee without independent insurance fulfilling the obligations of this Section 9.5.1, as additional insureds.  Such insurance policy shall require the insurer to deliver written notice to the University at the address set forth in Article 22 of this Agreement at least thirty (30) days prior to the termination of the policy. Upon receipt of the University's written request, the Company shall deliver to the University a copy of the certificate of insurance for such policy. For avoidance of doubt, Company and Material Sublicensees are responsible for ensuring insurance coverage as required under this Section 9.5.1 is in place and in full force for the activities of each of their Sublicensees as a condition of providing a Sublicense to such Sublicensee.

9.5.2.          The provisions of Section 9.5.1 of this Agreement shall not apply if the University agrees in writing to accept the Company's or a Sublicensee's, as the case may be, self-insurance plan as adequate insurance.

9.6.          Sublicensees - Release. The Company shall cause each Sublicensee and assignee to grant the University and UMass a release from liabilities substantially similar to the release granted in favor of the University and UMass in Section 9.1 of this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

10.          Warranties.

10.1.        Authority.  Each Party represents and warrants to the other Party that it has full corporate power and authority to execute, deliver, and perform this Agreement, and that no other corporate proceedings by such Party are necessary to authorize the Party's execution or delivery of this Agreement.

10.2.        Additional Warranties.  The University warrants that to the best of its knowledge it has acquired sufficient rights (including sufficient patent and other intellectual property rights) in the Licensed Technology and Licensed Patent such that it is able to lawfully grant the licenses granted to the Company hereunder.  In addition, the University warrants that it has not previously granted and will not grant any rights in the Licensed Technology and Licensed Patents that are inconsistent with the rights and licenses granted to Company herein.

10.3.          Disclaimers.

10.3.1. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 10.1 AND 10.2 OF THIS AGREEMENT, THE UNIVERSITY, UMASS DISCLAIM AND EXCLUDE ALL WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE LICENSED TECHNOLOGY, EACH LICENSED PATENT, AND EACH LICENSED PRODUCT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.3.2. Without limiting the generality of the foregoing, the University and UMass expressly disclaim any warranties concerning and make no representations:

(i)            that the patent applications within Licensed Patents will be approved or that a patent will issue;

(ii)           concerning the validity or scope of any Licensed Patent; or

(iii)          that the manufacture, use, sale, lease or other disposition of a Licensed Product will not infringe a Third Party's patent or violate its intellectual property rights.

10.4.        Sublicensees - Warranties.  The Company shall cause each Sublicensee to give the University and UMass warranties and disclaimers and exclusions of warranties substantially similar to the warranty and disclaimers and exclusions of warranties in favor of the University and UMass in Section 10.1 and Sections 10.3.1 and 10.3.2 of this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11.           Limitation of Remedies.

11.1.        Limitation of Remedies Available to Company.  EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, IN NO EVENT SHALL THE UNIVERSITY OR UMASS BE LIABLE FOR CLAIMS BY COMPANY OR ANY THIRD PARTY FOR EITHER (A) PERSONAL INJURY OR PROPERTY DAMAGES ARISING IN CONNECTION WITH THE ACTIVITIES CONTEMPLATED IN THIS AGREEMENT, OR (B) LOST PROFITS, LOST BUSINESS OPPORTUNITY, RELIANCE, EXPECTANCY, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, OF ANY KIND.

11.2.        Limitation of Remedies Available to University and UMass.  EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, IN NO EVENT SHALL COMPANY BE LIABLE FOR UNIVERSITY'S OR UMASS'S LOST PROFITS, LOST BUSINESS OPPORTUNITY, OR ANY OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OF ANY KIND.  THIS LIMITATION OF REMEDIES DOES NOT LIMIT COMPANY'S OBLIGATION TO INDEMNIFY AS PROVIDED UNDER ARTICLE 9.

11.3.        Damage Cap.  IN NO EVENT SHALL THE UNIVERSITY'S TOTAL LIABILITY FOR THE BREACH OR NONPERFORMANCE OF THIS AGREEMENT EXCEED THE VALUE OF THE CONSIDERATION (INCLUDING EQUITY, BUT EXCLUDING REIMBURSEMENT FOR OUT OF POCKET EXPENSES, INCLUDING BUT NOT LIMITED TO PATENT EXPENSES) PAID TO THE UNIVERSITY, UNDER THIS AGREEMENT.  THIS LIMITATION ON UNIVERSITY'S LIABILITY SHALL APPLY TO CONTRACT, TORT, AND ANY OTHER CLAIM OF WHATEVER NATURE.  NOTWITHSTANDING THE FOREGOING, THE PARTIES AGREE THAT IN THE EVENT OF A BREACH BY UNIVERSITY OF ITS WARRANTIES UNDER SECTION 10.2 OF THIS AGREEMENT RESULTING IN AN AWARD OF DAMAGES TO COMPANY IN EXCESS OF THE DAMAGES CAP SET FORTH IN THE PRECEDING TWO SENTENCES, COMPANY SHALL BE ENTITLED TO CREDIT IN FULL ANY SUCH AMOUNTS IN EXCESS OF SUCH DAMAGE CAP AGAINST ANY OF COMPANY'S FUTURE PAYMENT OBLIGATIONS UNDER SECTION 6.1 OF THIS AGREEMENT (INCLUDING WITHOUT LIMITATION, FUTURE ROYALTIES AND MILESTONE PAYMENTS).

11.4.         Sublicensees - Damages.  The Company shall cause each Sublicensee to agree to limitations of remedies and damages substantially similar to the limitations of remedies and damages set forth in Sections 11.l and 11.2 of this Agreement.

12.           Amendment and Waiver.  This Agreement may be amended from time to time only by a written instrument signed by the Parties. No term or provision of this Agreement shall be waived and no breach excused unless such waiver or consent shall be in writing and signed by the Party claimed to have waived or consented. No waiver of a breach shall be deemed to be a waiver of a different or subsequent breach.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

13.           Assignment.  Except as provided in Sections 3.1.2 and 3.1.3 of this Agreement, the Company shall not assign or Sublicense its interest or delegate its duties under this Agreement, unless the University consents to the assignment, Sublicense, or delegation. Any assignment, Sublicense, or delegation attempted to be made in violation of this Article shall be void. Any assignment or delegation shall not release the assigning or delegating Party from its obligations under this Agreement accruing prior to such assignment, grant of a Sublicense, or delegation without the express written consent of the University

This Agreement shall inure to the benefit of the Company and the University and their respective permitted Sublicensees and trustees.

14.           Applicable Law.  The internal laws of the state of Washington shall govern the validity, construction, and enforceability of this Agreement, without giving effect to the conflict of laws principles thereof.

15.           Confidentiality.

15.1.         Form of transfer. Confidential Information may be conveyed in written, graphic, oral, physical, or electronic form. Confidential Information shall include, without limitation, non-public Licensed Technology as well as Company's business plan or reports.

15.2.         Exceptions. Confidential Information does not include any information that: is required by law to be disclosed; is or becomes part of the public domain through no fault of recipient; is known to recipient prior to the disclosure by the disclosing Party, as evidenced by documentation; is publicly released as authorized under this Agreement by the University, its employees or agents; is subsequently obtained without restriction by a Party from a Third Party who is authorized to have such information; or is independently developed by a Party without reliance on any portion of the Confidential Information received from the disclosing Party and without any breach of this Agreement as evidenced by documentation.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

15.3.        No Unauthorized Disclosure of Confidential Information. Beginning on the Effective Date and continuing throughout the term of this Agreement and thereafter for a period of five (5) years ("Confidentiality Period"), neither Party shall use for any purpose or disclose or otherwise make known or available to any Third Party any Confidential Information disclosed to it by the other Party, without the express prior written consent of such other Party.  Each Party shall utilize reasonable procedures to safeguard the Confidential Information disclosed to it by the other Party.  Notwithstanding the above, Company shall be permitted to (i) disclose University Confidential Information to actual or potential investors, lenders, consultants, collaborators, Sublicensees, development partners, attorneys or advisors, which disclosure shall be made so far as reasonably practicable under conditions of confidentiality and limited use and provided Company is liable to University for any breaches of confidentiality relating to University Confidential Information resulting from such disclosure; and (ii) disclose Confidential Information of University (A) to the extent necessary to fulfill its obligations and/or duties hereunder which disclosure shall be made so far as reasonably practicable under conditions of confidentiality and limited use (B) in filing for, prosecuting or maintaining any proprietary rights, and (C) in its regulatory filings or other communications with the US Food and Drug Administration or equivalent foreign regulatory authority pertaining to Licensed Products.  Company will immediately inform University, and provide University with a copy of any use of University Confidential Information in a form that could result in public disclosure, including use in any patent application filings. Notwithstanding the foregoing, Company or Sublicensees may not disclose Confidential Information of University that comprises data, a summary of the results of any data, or conclusions from any data, in any patent application or in connection with any filing, prosecution, or maintenance of any proprietary rights without the express written permission of the University, such permission not to be unreasonably withheld.

15.4.        Access to University and UMass Information.  The University is an agency of the State of Washington and is subject to the Washington Public Records Act, RCW 42.56 et seq., ("Act"), and no obligation assumed by University under this Agreement shall be deemed to be inconsistent with University's obligations as defined under the Act and as interpreted by University in its sole discretion.  In the event University receives a request for public records under the Act for documents containing Confidential Information, and if University concludes that the documents are not otherwise exempt from public disclosure, University will provide Company notice of the request before releasing such documents. Such notice shall be provided in a timely manner to afford Company sufficient time to review such documents and/or seek a protective order, at Company's expense utilizing the procedures described in RCW 42.56.540.  University shall have no obligation to protect the Confidential Information from disclosure in response to a request for public records.

UMass is an agency of the Commonwealth of Massachusetts and is subject to the Massachusetts Public Records Law, M.G.L. c. 66, §10, and no obligation assumed by UMass under this Agreement shall be deemed to be inconsistent with the UMass's obligations defined under the Massachusetts Public Records Law.  In the event UMass receives a request for public records under the Massachusetts Public Records Law for documents containing Confidential Information, and if UMass concludes that the documents are not otherwise exempt from public disclosure, UMass will provide UW notice of the request before releasing such documents. UW shall promptly provide notice to Company.  The responsibility for protecting the Confidential Information shall reside exclusively with Company utilizing the procedures described in M. G.L. c. 66, §10(b).

16.          Disputes.  The Parties agree that any and all disputes and controversies arising from, connected with, or relating to this Agreement, including relating to the construction, meaning, performance or effect of this Agreement or any breach thereof (collectively "Disputes") will be resolved in accordance with the terms of this Article 16 as follows:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

16.1         Informal Dispute Resolution.  Prior to initiating formal dispute resolution procedures, the Parties will first attempt to resolve any Dispute directly through good faith negotiations. Either Party may deliver to the other a written notice requiring negotiation of the Dispute ("Notice To Negotiate").  The Parties will seek to resolve Disputes through negotiations, but may, during this informal dispute resolution period, escalate the resolution of any Dispute internally as necessary or appropriate to the Company's Chief Executive Officer and University's Director of UW CoMotion, Innovation Development, or their authorized representatives.  If the Dispute has not been resolved within fifteen (15) days after the delivery of a Notice to Negotiate, either Party may by written notice ("Notice To Mediate") request to mediate the Dispute in accordance with Section 16.2 (Mediation), subject to the other Party's consent.  To the fullest extent permitted by law, the Parties will conduct the negotiations in confidence.

16.2         Mediation.  Subject to the Parties mutual agreement to mediate the Dispute pursuant to Section 16.1 (“Informal Dispute Resolution”), the Parties agree to retain the services of a mutually acceptable Third Party mediator to mediate the resolution of the Dispute.  Unless the Parties otherwise agree in writing, the mediator will be resident in the metropolitan area in which the University is situated, and all meetings regarding the mediation will be held either by video or telephone conference or by in-person meetings held in such city. No Party will unreasonably withhold acceptance of a mediator, and the selection of a mediator will be made within 15 days following the conclusion of direct negotiations regarding a Dispute pursuant to Section 16.1 (Informal Dispute Resolution) above.  If a mediator is not appointed, or if, following the appointment of a mediator, the Dispute is not resolved within thirty (30) days, or such extended period that the Parties may agree to in writing, after the delivery of the Notice To Mediate, then either Party may elect to pursue any options available to them under this Agreement, or commence litigation pursuant to Section 16.3 (“Litigation”) below.  To the fullest extent permitted by law, the Parties agree to maintain the mediation proceedings in confidence; and share the costs of the mediator and the mediation facilities equally.  All communications during the mediation referred to in this Section 16.2 including any documents or information prepared and exchanged solely for the purposes of that mediation, will be considered to be "without prejudice" and will not be admissible in any subsequent litigation.

16.3         Litigation.  Any Party may seek (i) interim measure of protection, including injunctive relief, prior to or during the negotiation or mediation of Disputes, and (ii) final resolution, from the courts sitting in the city in which the University is situated regarding any Dispute, and each Party irrevocably and unconditionally agrees to the exclusive jurisdiction of such courts, and all courts competent to hear appeals therefrom, for that purpose.

17.           Consent and Approvals.  Except as otherwise expressly provided, all consents or approvals required under the terms of this Agreement shall be in writing and shall not be unreasonably withheld or delayed.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

18.           Construction.  The headings preceding and labeling the Sections of this Agreement are for the purpose of identification only and shall not in any event be employed or used for the purpose of construction or interpretation of any portion of this Agreement.  As used herein and where necessary, the singular shall include the plural and vice versa, and masculine, feminine, and neuter expressions shall be interchangeable.

19.           Enforceability.  If a court of competent jurisdiction adjudges a provision of this Agreement unenforceable, invalid, or void, such determination shall not impair the enforceability of any of the remaining provisions hereof and such provisions shall remain in full force and effect.

20.           Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including all attachments, exhibits, and amendments hereto) is intended by the Parties as the final and binding expression of their contract and agreement and as the complete and exclusive statement of the terms thereof.  This Agreement cancels, supersedes, and revokes all prior negotiations, representations and agreements among the Parties, whether oral or written, relating to the subject matter of this Agreement.

No provision of this Agreement, express or implied, is intended to confer upon any person other than the Parties to this Agreement any rights, remedies, obligations, or liabilities hereunder.  No Sublicensee shall have a right to enforce or seek damages under this Agreement.

21.           Language and Currency.  Unless otherwise expressly provided in this Agreement, all notices, reports, and other documents and instruments that a Party hereto elects or is required by the terms of this Agreement to deliver to the other Party hereto shall be in English, and all notices, reports, and other documents and instruments detailing revenues and earned under this Agreement or expenses chargeable to a Party hereto shall be United States dollar denominated.

22.           Notices.  All notices, requests, and other communications that a Party is required or elects to deliver shall be in writing and shall be delivered personally, or by facsimile or electronic mail (provided such delivery is confirmed), or by a recognized overnight courier service or by United States mail, first-class, certified or registered, postage prepaid, return receipt requested, to the other Party at its address set forth below or to such other address as such Party may designate by notice given pursuant to this Article:

If to the University:            UW CoMotion, Innovation Development

ATTN: Director

4311 11th Avenue NE, Suite 500

Seattle, WA 98105-4608

Facsimile No.: 206-685-4767

For notices sent                  University of Washington

pursuant to Article             Office of the Attorney General

8, with a copy to:               101 Gerberding Hall

Seattle, WA 98105

Facsimile No.: 206-543-0779

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

If to the Company:              PhaseRx Inc.,

Attn: Robert Overell

410 W. Harrison Street, Suite 300

Seattle, WA, 98119

Phone No.: 206-805-6301

E-mail: robert@phaserx.com

23.           Patent Marking.  The Company shall mark any and all material forms of Licensed Products or packaging pertaining thereto made and sold by the Company in the United States with patent marking conforming to 35 U.S.C. §287(a), as amended from time to time.  Such marking shall further identify the pendency of any U.S. patent application and/or any issued U.S. or foreign patent forming any part of the Licensed Patents.  All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to provide notice to potential infringers pursuant to the patent law and practice of the country of manufacture or sale.

24.           Publicity. The University reserves the right to disclose to the public the execution and delivery of this Agreement along with the Company's name and the name of the technology.

25.           Relationship of Parties. In entering into, and performing their duties under, this Agreement, the Parties are acting as independent contractors and independent employers.  No provision of this Agreement shall create or be construed as creating a partnership, joint venture, or agency relationship between the Parties.  No Party shall have the authority to act for or bind the other Party in any respect.

26.           Security Interest. In no event shall the Company grant, or permit any person to assert or perfect, a security interest in the Company's rights under this Agreement.

27.           Survival.  Immediately upon the termination or expiration of this Agreement, except for certain rights granted for the Post-termination Period described above in Section 8.3, all the Company's rights under this Agreement shall terminate; provided, however, all obligations of the Parties that have accrued prior to the effective date of termination or expiration of this Agreement (e.g., the obligation to report and make payments on sales, leases, or dispositions of Licensed Products and to reimburse the University for costs) and the obligations specified in Sections 6.1 and 6.2 of the Agreement shall survive.  The obligations and rights set forth in Sections 6.4 and 8.3 and Articles 9, 10, and 11 of this Agreement shall survive the termination or expiration of this Agreement.  Additionally, the non-exclusive license set forth in the last sentence of Article 2 shall survive the expiration (but not the earlier termination) of this Agreement.

28.           Forum Selection.  A suit, claim, or other action to enforce the terms of this Agreement shall be brought exclusively in the state courts of King County, Washington.  The Company hereby submits to the jurisdiction of that court and waives any objections it may have to that court asserting jurisdiction over the Company or its assets and property.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized representatives.

University of Washington		PhaseRx, Inc.

By:	/s/ Fiona Wills	By:	/s/ Robert Overell

Name:	Fiona Wills	Name:	Robert Overell

Title:	Director, Innovation Development	Title:	President and CEO

Date:	02/09/2016	Date:	02/09/2016

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit A

A1.6 Patents and Patent Applications

Title	PhaseRx Docket Number	UW Docket Number	Application Serial Number	Filing Date	Status
Enhanced Transport Using Membrane Disruptive Agents	1100.PRV1	41887.01US1	60/070,411	Jan. 5, 1998	Converted
	1100.US1	41887.03US2	09/226,044	Jan. 5, 1999	Issued/Granted
	1100.USC1	41887.08US4	10/857,626	May 28, 2004	Issued/Granted
	1100.USC2	41887.09US4	12/105,983	Apr. 18, 2008	Issued/Granted
	1100.USC3	41887.18US4	13/182,756	Jul. 14, 2011	Issued/Granted
	1100.USC4	41887.19US4	14/175,891	Feb. 7, 2014	Pending
	1100.PCT1	41887.02WO2	PCT/US99/01122	Jan. 5, 1999	Nationalized
	1100.AU1	41887.06AU2	20261/99	Jan. 5, 1999	Issued/Granted
	1100.CA1	41887.05CA2	2,317,549	Jan. 5, 1999	Issued/Granted
	1100.EP1	41887.04EP2	99900750.3	Jan. 5, 1999	Validated
	1100.EPD1	41887.10EP3	09075353.4	Jan. 5, 1999	Pending
	1100.FR1	41887.15FR2	99900750.3	Jan. 5, 1999	Issued/Granted
	1100.DE1	41887.13DE2	99900750.3	Jan. 5, 1999	Issued/Granted
	1100.IE1	41887.12IE2	99900750.3	Jan. 5, 1999	Issued/Granted
	1100.IT1	41887.16IT2	99900750.3	Jan. 5, 1999	Issued/Granted
	1100.ES1	41887.17ES2	99900750.3	Jan. 5, 1999	Issued/Granted
	1100.CH1	41887.14CH2	99900750.3	Jan. 5, 1999	Issued/Granted
	1100.GB1	41887.11GB2	99900750.3	Jan. 5, 1999	Issued/Granted
Enhanced Transport Using Membrane Disruptive Agents	1200.PRV1	42378.01US1	60/174,893	Jan. 7, 2000	Converted
	1200.US1	42378.02US2	09/755,701	Jan. 5, 2001	Issued/Granted
	1200.USD1	42378.04US3	12/771,850	Apr. 30, 2010	Issued/Granted
Temperature and pH Responsive Polymer Compositions	1300.PRV1	43581.01US1	60/782,789	Mar. 16, 2006	Converted
	1300.US1	43581.02US2	11/687,522	Mar. 16, 2007	Issued/Granted
	1300.PCT1	43581.03WO2	PCT/US2007/064238	Mar. 16, 2007	Nationalized

PhaseRx, Inc./University of Washington

Exclusive Patent License Agreement

UW CoMotion Ref.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Diblock Copolymer and Polynucleotide Complexes Thereof for Delivery into Cells	1400.PRV1	43939.01US1	61/052,908	May 13, 2008	Converted
	1400.PRV2	43939.02US1	61/052,914	May 13, 2008	Converted
	1900.PRV1	43939.04US1	61/171,377	Apr. 21, 2009	Converted
	2100.AU1	43939.07AU2	2009246327	May 13, 2009	Issued/Granted
	2100.CN1	43939.10CN2	200980122888.3	May 13, 2009	Issued/Granted
	2100.IL1	43939.12IL2	20938	Nov. 10, 2010	Issued/Granted
	2100.MX1	43939.16MX2	MX/a/2010/012238	May 13, 2009	Issued/Granted
	2100.SG1	43939.17SG2	201008331-9	Nov. 12, 2010	Issued/Granted
	2100.ZA1	43939.18ZA2	2010/08729	May 13, 2009	Issued/Granted
	2100.CH1	43939.20CH2	09747510.7	Feb. 27, 2013	Issued/Granted
	2100.DE1	43939.21DE2	09747510.7	May 13, 2009	Issued/Granted
	2100.ES1	43939.22ES2	09747510.7	Feb. 27, 2013	Issued/Granted
	2100.FR1	43939.23FR2	09747510.7	May 13, 2009	Issued/Granted
	2100.GB1	43939.24GB2	09747510.7	May 13, 2009	Issued/Granted
	2100.IE1	43939.25IE2	09747510.7	Feb. 27, 2013	Issued/Granted
	2100.IT1	43939.26IT2	09747510.7	May 13, 2009	Issued/Granted
	2100.US1	43939.06US2	12/992,517	Feb. 9, 2011	Pending
	2100.BR1	43939.08BR2	PI0912159-5	May 13, 2009	Pending
	2100.CA1	43939.09CA2	2,724,105	Nov. 10, 2010	Pending
	2100.IN1	43939.13IN2	8578/DELNP/2010	May 13, 2009	Pending
	2100.JP1	43939.14JP2	2011-509670	Nov. 15, 2010	Pending
	2100.KR1	43939.15KR2	10-2010-7027808	Dec. 10, 2010	Pending
	2100.AUD1	43939.27AU3	2013204733	Apr. 12, 2013	Pending
	2100.CND1	43939.29CN3	201310232498.X	Jun. 13, 2013	Pending
	2100.JPD1	43939.30JP3	2015-200236	Oct. 8, 2015	Pending
	2100.EP1	43939.11EP2	09747510.7	May 13, 2009	Validated

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Diblock Copolymer Micelles and Polynucleotide Complexes Thereof for Delivery into Cells	1500.PRV1	43939.03US1	61/091,294	Aug. 22, 2008	Converted
Micellic Assemblies	1600.PRV1	44677.01US1	61/112,048	Nov. 6, 2008	Converted
	1600.PRV2	44677.03US1	61/140,744	Dec. 24, 2008	Converted
	1600.PRV3	44677.05US1	61/171,369	Apr. 21, 2009	Converted
Polymeric Carrier	1700.PRV1	44677.02US1	61/112,054	Nov. 6, 2008	Converted
	1700.PRV2	44677.04US1	61/140,779	Dec. 24, 2008	Converted
	1700.PRV3	44677.06US1	61/171,358	Apr. 21, 2009	Converted
Targeted Polymer Bioconjugates	1800.PRV1	44508.03US1	61/120,769	Dec. 8, 2008	Converted
	1800.PRV2	44508.04US1	61/171,365	Apr. 21, 2009	Converted
Diblock Copolymer Micelles and Polynucleotide Complexes Thereof for Delivery into Cells	1900.PRV1	43939.04US1	61/171,377	Apr. 21, 2009	Converted
Bispecific Intracellular Delivery Vehicles	2000.PRV1	44392.02US1	61/171,381	Apr. 21, 2009	Converted
Diblock Copolymers and Polynucleotide Complexes Thereof for Delivery into Cells	2100.PCT1	43939.05WO2	PCT/US2009/043847	May 13, 2009	Nationalized
Targeted Polymer Bioconjugates	2200.PCT1	44508.05WO2	PCT/US2009/043839	May 13, 2009	Nationalized

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Micellic Assemblies	2300.PCT1	44677.07WO2	PCT/US2009/043849	May 13, 2009	Nationalized
	2300.AU1	44677.13AU2	2009246329	Nov. 13, 2010	Issued/Granted
	2300.JP1	44677.20JP2	2011-509671	Nov. 15, 2010	Issued/Granted
	2300.MX1	44677.22MX2	MX/a/2010/012239	May 13, 2009	Issued/Granted
	2300.EP1	44677.17EP2	09747512.3	Dec. 13, 2010	Validated
	2300.CH1	44677.57CH2	09747512.3	May 13, 2009	Issued/Granted
	2300.DE1	44677.58DE2	09747512.3	May 13, 2009	Issued/Granted
	2300.ES2	44677.59ES2	09747512.3	May 13, 2009	Issued/Granted
	2300.FR1	44677.60FR2	09747512.3	May 13, 2009	Issued/Granted
	2300.GB1	44677.61GB2	09747512.3	May 13, 2009	Issued/Granted
	2300.IE1	44677.62IE2	09747512.3	Feb. 27, 2013	Issued/Granted
	2300.IT1	44677.63IT2	09747512.3	Feb. 27, 2013	Issued/Granted
	2300.US1	44677.12US2	12/992,525	Nov. 12, 2010	Pending
	2300.CA1	44677.15CA2	2,724,014	Nov. 10, 2010	Pending
	2300.KR1	44677.21KR2	10-2010-7027809	May 13, 2009	Pending
	2300.JPD1	44677.65JP3	2015-107802	May 27, 2015	Pending
Polymeric Carrier	2400.PCT1	44677.08WO2	PCT/US2009/043837	May 13, 2009	Nationalized
	2400.US1	44677.25US2	12/992,536	Nov. 12, 2010	Issued/Granted
	2400.USC1	44677.64US4	14/630,477	Feb. 24, 2015	Pending
Micelles for Intracellular Delivery of Therapeutic Agents	2500.PCT1	44677.11WO2	PCT/US2009/043853	May 13, 2009	Nationalized
	2500.MX1	44677.48MX2	MX/a/2010/012237	Nov. 9, 2010	Issued/Granted
Heterogeneous Polymeric Micelles for Intracellular Delivery	2600.PCT1	44677.09WO2	PCT/US2009/043859	May 13, 2009	Nationalized
	2600.US1	44677.51US2	13/059,946	May 2, 2011	Issued/Granted

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Bispecific Intracellular Delivery Vehicles	2700.PCT1	44392.03WO2	PCT/US2009/043852	May 13, 2009	Nationalized
	2700.US1	44392.07US2	13/127,968	Jul. 27, 2011	Issued/Granted
	2700.USC1	44392.08US4	14/173,730	Feb. 5, 2014	Issued/Granted
	2700.CA1	44392.04CA2	2,742,955	May 6, 2011	Pending
	2700.USC2	44392.09US4	14/957,429	Dec. 2, 2015	Pending
	2700.EP1	44392.05EP2	09825146.5	Jun. 6, 2011	Pending
Micelles of Hydrophilically Shielded Membrane-Destabilizing Copolymers	2800.PCT1	44677.10WO2	PCT/US2009/043860	May 13, 2009	Nationalized
	2800.US1	44677.56US2	13/127,962	Jul. 26, 2011	Pending
Multiblock Copolymers	2900.PRV1	45161.01US1	61/177,921	May 13, 2009	Converted
	2900.PRV2	45161.02US1	61/243,898	Sept. 18, 2009	Converted
	2900.PCT1	45161.03WO2	PCT/US2009/063648	Nov. 6, 2009	Nationalized
	2900.AU1	45161.04AU2	2009313358	Nov. 6, 2009	Issued/Granted
	2900.CN1	45161.07CN2	200980148153.8	Nov. 6, 2009	Issued/Granted
	2900.EP1	45161.08EP2	09825524.3	Jun. 6, 2011	Validated
	2900.JP1	45161.11JP2	2011-534933	Nov. 6, 2009	Issued/Granted
	2900.MX1	45161.13MX2	MX/a/2011/004242	Nov. 6, 2009	Issued/Granted
	2900.SG1	45161.14SG2	201103187-9	Nov. 6, 2009	Issued/Granted
	2900.ZA1	45161.15ZA2	2011/03289	Nov. 6, 2009	Issued/Granted
	2900.GB1	45161.18GB2	09825524.3	Apr. 28, 2015	Issued/Granted
	2900.FR1	45161.19FR2	09825524.3	Jun. 6, 2011	Issued/Granted
	2900.DE1	45161.20DE2	602009030260.4	Jun. 6, 2011	Issued/Granted
	2900.IE1	45161.21IE2	09825524.3	Jun. 6, 2011	Issued/Granted
	2900.IT1	45161.22IT2	09825524.3	Jun. 24, 2015	Issued/Granted
	2900.ES1	45161.23ES2	09825524.3	Jun. 25, 2015	Issued/Granted
	2900.CH1	45161.24CH2	09825524.3	Jun. 6, 2011	Issued/Granted

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

	2900.BR1	45161.05BR2	PI0921357-0	May 6, 2011	Pending
	2900.CA1	45161.06CA2	2,742,880	May 6, 2011	Pending
	2900.IN1	45161.09IN2	3370/DELNP/2011	Nov. 6, 2009	Pending
	2900.IL1	45161.10IL2	212459	Nov. 6, 2009	Pending
	2900.KR1	45161.12KR2	10-2011-7012773	Nov. 6, 2009	Pending
	2900.US1	45161.16US2	13/127,959	Jul. 27, 2011	Pending
	2900.AUD1	45161.17AU3	2013204152	Apr. 12, 2013	Pending
Omega-Functionalized Polymers, Junction Functionalized Block Copolymers, Polymer Bioconjugates and Radical Chain Extension Polymerization	3000.PRV2	44508.02US1	61/120,756	Dec. 8, 2008	Converted
	3000.PCT1	44508.06WO2	PCT/US2009/067193	Dec. 8, 2009	Nationalized
	3000.US1	44508.11US2	13/133,355	Aug. 22, 2011	Pending
Hydrophobic Block Conjugated Therapeutic Agents	3100.PRV1	45162.01US1	61/261,186	Nov. 13, 2009	Converted
	3100.PCT1	45162.02WO2	PCT/US2010/056565	Nov. 12, 2010	Nationalized
Targeting Monomers and Polymers Having Targeting Blocks	3200.PRV1	45163.01US1	61/262,512	Nov. 18, 2009	Converted
	3200.PCT1	45163.02WO2	PCT/US2010/056993	Nov. 17, 2010	Nationalized
	3200.US1	45163.03US2	13/510,279	Aug. 10, 2012	Pending
Folate and Folate Analog Targeting Monomers and Polymers Having Folate of Folate Analog Targeting Blocks	3300.PRV1	45164.01US1	61/262,516	Nov. 18, 2009	Converted

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

A1.8 Unpatented University Disclosures

Title	PhaseRx Docket Number	UW Docket Number	Application Serial Number	Filing Date	Status
Diblock polymers for smart micelle drug delivery applications	N/A	43721	N/A	N/A	N/A

A4.1        Patent Cost Reimbursement.  Notwithstanding any term of this Agreement to the contrary, the Company shall have no obligations under this Agreement to pay, or reimburse the University for paying, any cost or expense to apply for, prosecute, or maintain each Licensed Patent including patent applications until Company has received Seed Funding, or [****] months has passed following the Effective Date of this Agreement, whichever is sooner.  University may, in its sole discretion, choose to extend this period during which Company does not pay past or ongoing patent expenses for an additional [****] months after reevaluation by the Parties if Seed Funding has not been achieved.  Once Company has received Seed Funding, Company shall pay the ongoing reasonable out-of-pocket costs incurred by University in prosecuting and maintaining the Licensed Patents ("Patent Expenses") to a maximum of [****] Dollars ($[****] US) per year until such time as Company has received Qualified Funding.  Once Company has received Qualified Funding it shall pay all ongoing Patent Expenses, and shall reimburse University for all past Patent Expenses, including both costs incurred prior to the Effective Date of this Agreement, and any costs incurred by University and not reimbursed by Company during the term of this Agreement. Such payment of past Patent Expenses may occur, at Company's option, in eight (8) equal quarterly installments.  Company shall have no obligation to reimburse University for past Patent Expenses for which University has been previously reimbursed by a Third Party.  Where Qualified Funding has been guaranteed, but not yet received by Company, University and Company shall negotiate in good faith to determine an appropriate patent reimbursement schedule.  University is at no time during this Agreement obligated to incur patent expenses for which Company is not currently reimbursing University.  Company understands University will endeavor to limit its incurrence of Patent Expenses which are not being currently reimbursed by Company to a maximum of [****] Dollars ($[****] US) in any twelve (12) month period.

A5.1.       Performance Milestones

A5.1.1     Company shall submit a summary business and product development plan for the commercialization of Licensed Technology to University within one hundred twenty (120) days of the Effective Date, and during the term of this Agreement, shall update such summary plan on an annual basis.  Company shall provide University with any executive summary, visual presentations, and financial projections that are prepared within six (6) months of Effective Date of this Agreement, and then provide any updates on an annual basis. Additionally, within one year of the Effective Date Company shall provide University with a diligence plan for development of Licensed Products

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

A5.1.2     Company shall have hired a full time Chief Scientific Officer or R&D Manager within twelve (12) months of the Effective Date.

A5.1.3     Company shall have established, through Company sponsored research, reproducible, well-controlled in-vitro proof of concept data for the delivery of macromolecules incorporating the Licensed Technology as a drug delivery method within twenty four (24) months of the Effective Date.

A5.1.4     Company shall have secured Seed Funding to support development of Licensed Technology and shall have initiated a research program, either in-house, through sponsored research, through contract research or with a corporate partner, to develop Licensed Products within eighteen (18) months of the Effective Date.

A5.1.5     Company shall have established, through Company sponsored research, reproducible, well-controlled in-vivo proof of concept data for the delivery of macromolecules incorporating the Licensed Technology as a drug delivery method for therapeutics within thirty six (36) months of the Effective Date.

A5.1.6     Company shall have secured Qualified Funding to support development of Licensed Technology, or shall have secured assets worth Ten Million Dollars ($10,000,000.00 US) within thirty six (36) months of the Effective Date.

A5.1.7     Company shall have filed with the US Food and Drug Administration ("FDA") or an equivalent foreign regulatory authority, an investigational new drug ("IND") or equivalent application which covers a Licensed Product and which is not subject to a clinical hold imposed by such regulatory authority by March 31, 2018.

A5.1.8     Clinical Trials and Regulatory Approval

A5.1.8.1           By June 30, 2018, Company shall have dosed the first patient in a single dose clinical trial, conducted pursuant to applicable regulations of the FDA or an equivalent foreign regulatory authority, to evaluate the safety and tolerability of a Licensed Product.

A5.1.8.2 By December 31, 2018, Company shall have dosed the first patient in a repeat dose clinical trial, conducted pursuant to applicable regulations of the FDA or an equivalent foreign regulatory authority, to evaluate the safety, tolerability, and clinical efficacy of a Licensed Product.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

A5.1.8.3 By December 31, 2018, Company and University shall negotiate dates for further performance milestones for Licensed Products, including initial dosing in a Phase II clinical trial (unless this performance milestone has already been achieved by initial dosing in clinical trial pursuant to Section A5.1.8.1 or A5.1.8.2), initial dosing in a Phase III clinical trial, and FDA regulatory approval for marketing of a Licensed Product. University and Company shall negotiate in good faith to determine appropriate timelines for these performance milestones.

A6.1        Payments

A6.1.1     Up-front Payment.  The Company shall pay to the University, within fourteen (14) days of the Company achieving Seed Funding, [****] Dollars ($[****] US) as an upfront payment.  This up-front payment shall be non-refundable and not creditable against future royalty obligations. In addition, Company shall pay to University [****] dollars ($[****] US) within thirty (30) days of August 8, 2008, with an additional [****] dollars ($[****]US) payment within thirty (30) days of June 9, 2009. This up-front payment shall be non-refundable and not creditable.

A6.1.2     Equity.  The Parties shall enter into a Stock Purchase Agreement and/or such other agreements as they deem necessary and desirable pursuant to which the Company shall issue to the University a number of shares of its common stock equal to [****] percent ([****]%) of the outstanding common stock of the Company as of the Effective Date of this Agreement, such [****]% of common stock representing [****]% of the total equity in the Company as of the Effective Date.  Each share shall have voting rights and shall be non-assessable.

A6.1.3     License Maintenance Fee.  The Company shall pay to the University within thirty (30) days after each anniversary of the Effective Date during the term of this Agreement [****] dollars ($[****] US) as an annual license maintenance fee, provided such payments of license maintenance fees (i) shall be deferred until Company has achieved Qualified Funding, and (ii) shall not be due in any year Company pays Minimum Annual Royalties pursuant to A6.1.6 below.  This annual payment shall be non-refundable and not creditable against the Company's other royalty obligations.

A6.1.4     Simple Running Royalty Payments – Licensed Therapeutic Products.  The Company shall pay to the University within thirty (30) days after the last day of each calendar quarter during the term of the Agreement and the Post-termination Period an amount equal to [****] percent ([****]%) of Net Sales of all sales, leases, or dispositions of Licensed Therapeutic Products made by the Company and its Sublicensees during such quarter as a running royalty payment.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

A6.1.5     Third Party Royalties Deduction.  If Company or its Sublicensees are required to pay royalties to a Third Party based on Company's, or such Sublicensee's manufacture, use, or sale of Licensed Products subject to one or more patents of such Third Party, the royalty rate specified in Section A6.1.4 of this Exhibit A (“Simple Running Royalty Payments”) due to University in any given year shall be reduced by an amount equal to [****] of the royalties actually paid to the Third Party in such given year, provided that use of any Third Party patent is required for such manufacture, use, or sale of Licensed Products, and provided that the royalty to University shall under no circumstances fall below [****] percent ([****]%).  For avoidance of doubt, Company shall not be entitled to recalculate past royalties paid to University or reduce ongoing royalty payments to compensate for past royalties due by Company to a Third Party.

A6.1.6     Minimum Annual Royalty. Regardless of Net Sale, Company shall pay minimum annual royalties of [****] Dollars ($[****] US) per year, beginning with the second full calendar year following regulatory approval from the US FDA to market Licensed Therapeutic Products, and continuing during the term of this Agreement, such that, if the cumulative royalties for Net Sales in any such year do not equal or exceed $[****] US, Licensee shall pay University the balance of such $[****] US concurrently with the payment of Royalties for the last quarter of such year.

A6.1.7     Financial Milestones. Company shall pay to University the following noncreditable, non-cumulative, and non-refundable milestone achievement payments within thirty (30) days of achieving the corresponding milestone, whether achieved by Company or its Sublicensee:

A6.1.7.1  [****] Dollars ($[****] US) payable upon initiation of each first Phase II clinical trial in the U.S., the European Union, Japan or other major market, initiation defined as first dosing of a human with a Licensed Therapeutic Product, for each Licensed Therapeutic Product; and

A6.1.7.2  [****] Dollars ($[****] US) payable upon initiation of each first Phase III clinical trial or its foreign equivalent in the U.S., European Union, Japan or other major market, initiation defined as first dosing of a human with a Licensed Therapeutic Product, for each Licensed Therapeutic Product; and

A6.1.7.3  [****] Dollars ($[****] US) payable upon receipt of regulatory approval to market and sell Licensed Therapeutic Product from the FDA, for each Licensed Therapeutic Product; and

A6.1.7.4  [****] Dollars ($[****] US) payable upon receipt of regulatory approval to market and sell Licensed Therapeutic Product, for each Licensed Therapeutic Product, from (a) the European equivalent governmental authority to the FDA and (b) the Japanese equivalent governmental authority to the FDA.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

The foregoing milestones shall be paid only once per specific drug target or combination of drug targets (e.g. specific biological marker or nucleic acid, etc.), irrespective of the number of Licensed Products directed to such drug target or combination thereof unless more than one Licensed Product directed to such drug target or combination receives regulatory approval to market by the FDA in which case milestones shall be due for all Licensed Products receiving FDA approval.  For purposes of clarity (i) no more than one milestone achievement payment shall be due under subsections A6.1.7.1 with respect to a given clinical trial of a Licensed Product, irrespective of whether such clinical trial is conducted in multiple countries or geographic regions, and (ii) no more than one milestone achievement payment shall be due under subsections A6.1.7.2 with respect to a given clinical trial of a Licensed Product, irrespective of whether such clinical trial is conducted in multiple countries or geographic regions.

A6.1.8     Sublicensing Consideration Fee.  In addition to the royalty due pursuant to Section A6.1.4 of this Exhibit A on Net Sales by any Sublicensee, Company will pay University a percentage of all Sublicensing Consideration, depending upon the milestones achieved in developing Licensed Products at time of execution of Sublicense according to the schedule below.  The Sublicensing Consideration fee shall be due thirty (30) days after Sublicensing Consideration is payable to Company by such Sublicensee.  Sublicensing Consideration shall be fully creditable against milestone payments due to University based upon activities of the same Sublicensee from which Sublicensing Consideration was received.

A6.1.8.1     Licensed Therapeutic Product Sublicensing Consideration Schedule

(a)       [****] percent ([****]%) of all Sublicensing Consideration except where additional milestones have been achieved by Company at time of execution of Sublicense as follows:

(b)       [****] percent ([****]%) of all Sublicensing Consideration where Company has achieved, through Company sponsored research, reproducible, well-controlled in vitro proof of concept data for delivery of macromolecules incorporating the Licensed Therapeutic Products and has achieved Seed Funding and at least one (1) year has passed from the Effective Date of this Agreement; or

(c)       [****] percent ([****]%) of all Sublicensing Consideration where Company has achieved, through Company sponsored research, reproducible, well-controlled in vivo proof of concept data for delivery of macromolecules incorporating the Licensed Therapeutic Products and has achieved Qualified Funding, and all past and current patent expenses have been and continue to be reimbursed to University by Company and at least two (2) years have passed from the Effective Date of this Agreement; or

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)         [****] percent ([****]%) of all Sublicensing Consideration where Company has initiated a Phase II clinical trial of Licensed Therapeutic Product as defined by first dosing of a human patient.

A6.1.8.2  There will be a reduction of the otherwise applicable percentage of Sublicensing Consideration payable to University under this Agreement of [****] percent ([****]%) where, in addition to the Sublicense of any rights granted to Company hereunder, Company also grants a Sublicensee a license (i) under other patents and patent applications owned or controlled by Company that are necessary for freedom to operate for the development of Licensed Products by Sublicensee, or (ii) to a therapeutic owned or controlled by Company which will be used in conjunction with University Licensed Patents and Licensed Technology by Sublicensee, in each case only to the extent that the total aggregate consideration for such combined license is treated as Sublicensing Consideration, and only to the extent that such license is required for the manufacture, use, or sale of Licensed Products.

A.6.1.8.3  In the event that Company received Sublicensing Consideration prior to Company having achieved Qualified Funding, Company may defer payment to University of up to [****] Dollars ($[****]US) in Sublicensing Consideration Fees based upon such Sublicensing Consideration until such time as Company achieves Qualified Funding.  Notwithstanding the foregoing, Company may not defer payment of any Sublicensing Consideration Fees if University has not been reimbursed for all past and current Patent Costs except to the extent such deferral amount is actually used to reimburse University for such past and current Patent Costs. Use of deferral amount to reimburse University for past and current Patent Costs shall not excuse company from paying University its full Sublicensing Consideration Fee, including all deferred amounts, when Qualified Funding is achieved.  Where Qualified Funding has been guaranteed but not received by Company, University and Company shall negotiate in good faith to determine an appropriate schedule for payment of any deferred Sublicensing Consideration Fees.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit B

Sales Report Form

[Date]

[Company Name & Address]

License Number: _________________

Reporting Period:	Report Due Date:

This report must be submitted regardless of whether royalties are owed. Please do not leave any column blank. State all information requested below.

Product Description	Royalty Rate	Quantity/ Net Sales	Royalty Due

Report Completed by: ___________________ Total Royalties Due: ________________

Telephone Number: ___________________

If you have questions please contact: ___________________

Please make check payable to: University of Washington

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit C

Materials Transfer Agreement

The University of Washington, acting through UW CoMotion, Innovation Development, a public institution of higher education and agency of the state of Washington, with administrative offices at 4311-11th Avenue NE, Suite 500, Seattle, WA 98105 ("University") will provide to (insert name of Company) ("Company"), having a place of business at (insert Company's address), the (insert name of material) ("Material") as well as any progeny or unmodified derivatives. The Material is available to Company on a non-exclusive basis. The terms are as follows:

1.	Company and University have entered into an Exclusive Patent License Agreement, effective as of August_2006 (the "License Agreement"), pursuant to which University has granted Company certain rights and licenses under the Licensed Patents, Licensed Technology and Know How (each as defined in the License Agreement) for purposes of permitting Company to develop and commercialize the Licensed Technology and to make, use, sell, offer for sale and import Licensed Products, all as further described in the License Agreement. Company agrees to utilize the Material solely for the purposes permitted under the License Agreement ("Purpose") and will not distribute the Material to any person external to the Company except in accordance with the terms of the License Agreement.

2.	THE MATERIAL DELIVERED HEREBY IS EXPERIMENTAL IN NATURE. THE UNIVERSITY MAKES NO WARRANTIES, REPRESENTATION OR UNDERTAKING WITH RESPECT TO THE UTILITY, EFFICACY, NON TOXICITY, SAFETY OR APPROPRIATENESS OF USING THE MATERIAL. UNIVERSITY MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

3.	Company acknowledges that the Materials shall be considered the Confidential Information (as defined in the License Agreement) of University and agrees not to use or distribute the Material except as permitted under Article 15 of the License Agreement.

4.	The Material provided will not be used on any human subjects and in so far as it is administered to animals, no animal to which the Material is administered, or animal products derived therefrom, will be used for food, therapeutic or diagnostic purposes, or kept as a domestic pet or livestock. Any cells which are treated with the Material will not be used for therapeutic or diagnostic purposes.

PhaseRx, Inc./University of Washington

Exclusive Patent License Agreement

UW CoMotion Ref. 37984A

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.	Company will use the Material in compliance with all laws, governmental regulations and guidelines that may be applicable to the Material, including without limitation export laws, current NIH guidelines, and any regulations or guidelines pertaining to research with recombinant DNA. Company agrees to abide by all U.S. export laws and regulations. Accordingly, Company is solely responsible for securing any necessary permission or license.

6.	Company agrees that any person with the Company utilizing the Material, or authorized by Company to use Material, will be advised of, and is subject to, the conditions in this Agreement ("Agreement").

7.	Company assumes all liability for damages that may arise from its use, storage, or disposal of the Material, and will indemnify, defend, and hold harmless University and its employees, students, and agents from any loss, claim, damage, or liability, of any kind, which may arise from Third Party claims resulting from Company's use and handling of the Material. In no case will University or its employees, students, or agents be liable for any claim, loss, or demand made by Company, or made against Company by any other Party, including any incidental, special, or consequential damages resulting from Company's use or handling of the Material.

8.	The University scientific contact shall be: (insert UW Investigator's name)

9.	The Company scientific contact shall be: (insert Company Investigator's name)

10.	The term of this Agreement shall commence on the last date of signature and shall continue for so long as the License Agreement remains in effect. Upon expiration of this Agreement, Company agrees to provide to University a written statement that all samples of Material have been destroyed.

11.	Articles10 (Warranty) and 9 (Indemnification) and other provisions which by their context would survive, shall survive the termination of this Agreement.

12.	This Agreement and all rights and obligations hereunder will not be assigned, licensed, sub-licensed, mortgaged, pledged, or otherwise transferred, encumbered, or disposed of, including by operation of law, in whole or in part, by either Party except (i) Company may assign this Agreement in connection with the assignment of the License Agreement and shall be free to extend the rights and licenses granted to it hereunder to its Sublicensees (as defined in the License Agreement), or (ii) as agreed to in writing by an authorized representative of both Parties. This Agreement will be binding upon any such permitted assigns.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

13.	Company shall not use the name of University in any public announcements, publicity, or advertising except (i) to the extent permitted under Section 5.4 of the License Agreement, or (ii) for appropriate acknowledgement in publications of University scientific contact as the source of the Material.

If the foregoing terms are acceptable, please have a representative of the Company sign in the space indicated for signature. Please return two (2) copies of this Agreement to UW CoMotion, Innovation Development, 4311 - 11th Avenue NE, Suite 500, Seattle, WA 98105.  Please reference the following number on all correspondence (and payment): (insert A#)

After receipt of the executed Agreement, we will arrange to provide Company with the Material.

This Agreement may be executed by facsimile or duplicate originals.  This Agreement may be executed in several Counterparts, all of which taken together will constitute effective execution.

The undersigned agrees with and accepts the foregoing:

Company:

Signature of Authorized Representative	Signature of Company Investigator

Print/Type Name	Print/Type Name

Title	Date	Title	Date
Phone: (insert phone #)		Phone: (insert phone #)
Fax: (insert fax #)		Fax: (insert fax #)
E-mail: (insert e-mail)		E-mail: (insert e-mail)

University of Washington:

UW CoMotion, Innovation Development

University of Washington

4311 - 11th Ave NE. Suite 500

Seattle, WA 98105

P: 206/543-3970

F: 206/685-4767

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Date